                                                                   EXHIBIT 10(b)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2000-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:


Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                         Current BILLING MONTH: May 2002


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

CURRENT BILLING MONTH        5/3/02 - 6/3/02                                              COLLECTION CURVE 100%

STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                                  $117,138,897
Residential SECURITIZATION CHARGE (SC) Billed                               $1,360,694           1.162%

Commercial Total Billed                                                    $77,778,833
Commercial SECURITIZATION CHARGE (SC) Billed                                $1,349,957           1.736%

Industrial Total Billed                                                    $53,658,096
Industrial SECURITIZATION CHARGE (SC) Billed                                $1,481,239           2.761%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
 Non-Residential Customer Net Write-offs                                      0.350%
 Residential Customer Net Write-offs                                          0.330%
 Total Net Write-offs                                                         0.340%



 AGGREGATE SC COLLECTIONS
TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                              $1,175,854
Commercial Class SC Collected                                               $1,255,583
Industrial Class SC Collected                                               $1,424,079

Total SC Collected                                                          $3,855,516


 Aggregate SC Remittances for December BILLING MONTH                        $1,632,249
 Aggregate SC Remittances for January BILLING MONTH                         $3,523,090
 Aggregate SC Remittances for February BILLING MONTH                        $4,133,025
 Aggregate SC Remittances for March BILLING MONTH                           $4,173,765
 Aggregate SC Remittances for April BILLING MONTH                           $4,303,958
 Aggregate SC Remittances for May BILLING MONTH                             $3,855,516
 TOTAL CURRENT SC REMITTANCES                                              $21,621,603


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                                                                     Page 1 of 3



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

CURRENT BILLING MONTH        5/3/02 - 6/3/02                                              COLLECTION CURVE 100%
CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL

A-1 Residential SC Collected                                              $1,117,886
A-3 Residential T.O.D. SC Collected                                           $4,675
A-4 Alternate Residence SC Collected                                         $26,377
A-5 Residential Farm/Life Support SC Collected                               $26,916

TOTAL RESIDENTIAL SC COLLECTED                                            $1,175,854

COMMERCIAL
B-1 General Primary   (041) SC Collected                                     $14,853
B-General Secondary   (010) SC Collected                                    $228,268
C- General Secondary   (011) SC Collected                                   $487,152
D-General Primary   (018) SC Collected                                      $292,338
F-Primary High Load Factor   (032) SC Collected                              $62,830
GH-General Service Heating   (013) SC Collected                               $5,946
H- Water Heating Service   (014) SC Collected                                   $523
L-1 General Energy-Only Street Lighting SC Collected                          $1,412
L-2 General Service (Cust Owned) St Light SC Collected                          $809
L-3 General Service (Co Owned) St Light SC Collected                         $11,058
L-4 General Service Outdoor Lighting Commercial SC Collected                  $1,501
PS-1 General Secondary Public Pumping SC Collected                            $7,013
PS-2 General Primary Public Pumping SC Collected                              $6,321
PS-3 General Optional Primary Public Pumping SC Collected                    $40,986
R-1 General Secondary Resale SC Collected                                        $51
R-2 General Secondary Resale SC Collected                                       $920
R-3 General Primary Resale SC Collected                                      $35,618
ROA-P Retail Open Access Primary (110) SC Collected                          $33,244
ROA-S Retail Open Access Secondary Com SC Collected                           $7,363
SC - Special Contract Commercial SC Collected                                 $4,232
SPEC Grand Rapids Special Contract SC Collected                               $3,013
UR-General Unmetered SC Collected                                            $10,132

TOTAL COMMERCIAL SC COLLECTED                                             $1,255,583

INDUSTRIAL
B-1 General Primary   (042) SC Collected                                     $17,677
B-General Secondary   (020) SC Collected                                     $36,431
C- General Secondary   (021) SC Collected                                    $76,779
CG-Cogeneration/Small Power Production Purchase SC Collected                    $876
D-General Primary   (028) SC Collected                                      $615,428
F-Primary High Load Factor   (033) SC Collected                             $100,183
GH-General Service Heating   (023) SC Collected                                  $57
GMD General Motors SC Collected                                              $77,311
GMF General Motors SC Collected                                             $137,217
GMF-1 General Motors SC Collected                                            $15,247
GMJ-1 General Motors SC Collected                                            $10,335

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                                                                     Page 2 of 3




CURRENT BILLING MONTH        5/3/02 - 6/3/02                                              COLLECTION CURVE 100%
H- Water Heating Service   (024) SC Collected                                     $3
I-General Primary Interruptible   (034) SC Collected                          $3,310
J-1General Alternative Electric Metal Melting SC Collected                   $37,651
J-General Primary Electric Furnace   (037) SC Collected                       $6,847
L-4 General Service Outdoor Lighting Industrial SC Collected                     $87
ROA-P Retail Open Access Primary (111) SC Collected                         $145,519
ROA-S Retail Open Access Secondary Ind SC Collected                             $481
SC - Special Contract Industrial SC Collected                               $142,640

TOTAL INDUSTRIAL SC COLLECTED                                             $1,424,079

TOTAL SC COLLECTED                                                        $3,855,516






Executed as of this 18th day of June 2002.



                                                 CONSUMERS ENERGY COMPANY
                                                 AS SERVICER



                                                          /s/ Glenn Barba
                                                 -------------------------------
                                                      Glenn Barba, Controller



CC:      Consumers Funding LLC
         Suite M-1079
         212 W. Michigan Ave
         Jackson, Mi  49201


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